AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER	RATING	PAGE OF PAGES
	UNDER DPAS (15 CFR 350)		1	36
2. CONTRACT (Proc. Inst. Ident.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
W911QX-09-C-0114	25 Sep 2009	W71B7J83386020
5. ISSUED BY	CODE	W911QX	6. ADMINISTERED BY (If other than Item 5)	CODE	S2101A
US ARMY RDECOM CONTRACTING CENTER RDECOM CONT CTR - ADELPHI 2800 POWDER MILL ROAD CCRD-AD ADELPHI MD 20783-1197	DCM - MARYLAND 217 EAST RED WOOD STREET SUITE 1800 BALTIMORE MD 21202-5299
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code) NUGEN MOBILITY		8. DELIVERY ☐ FOB ORIGIN ☒ OTHER (See below)
JOHN SALATINO 44645 GUILFORD DR STE 201 ASHBURN VA 20147-6020		9. DISCOUNT FOR PROMPT PAYMENT Net 30 Days
		10. SUBMIT INVOICES	1	ITEM
		(4 copies unless otherwise specified) TO THE ADDRESS		Section G
CODE 4KJ58	FACILITY CODE 4KJ58	SHOWN IN:
11. SHIP TO/MARK FOR	CODE	W71B7J	12. PAYMENT WILL BE MADE BY	CODE	HQ0338
US ARMY RESEARCH LABORATORY			DFAS - COLUMBUS
THOMAS PODLESAK			SOUTH ENTITLEMENTS OPERATIONS
2800 POWDER MILL RD			P.O. BOX 182264
ADELPHI MD 20783-1197			COLUMBUS OH 43218-2264

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:			14. ACCOUNTING AND APPROPRIATION DATA
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )			See Schedule
15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE
15G. TOTAL AMOUNT OF CONTRACT	$748,000.00
16. TABLE OF CONTENTS
(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
	PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	17 - 29
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2 - 4		PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	5 - 8	☒	J	LIST OF ATTACHMENTS	30 - 37
☒	D	PACKAGING AND MARKING	9		PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	10		K	REPRESENTATIONS, CERTIFICATIONS AND
☒	F	DELIVERIES OR PERFORMANCE	11			OTHER STATEMENTS OF OFFERORS
☒	G	CONTRACT ADMINISTRATION DATA	12 - 14		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	15 - 16		M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE 17 OR 18 AS APPLICABLE
17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT     Contractor is required to sign this
document and return 1 copies to issuing office.)         Contractor agrees to furnish and deliver all
items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract,
(b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.
(Attachments are listed herein.)

18. ☐ AWARD (Contractor is not required to sign this document.)      Your offer on Solicitation
Number _________________________________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and
(b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print) ERIC TAKAMURA CEO/President	20A. NAME OF CONTRACTING OFFICER CHRISTI L. WINKLER / CONTRACTING OFFICER TEL: 301-394-3385 EMAIL: christi.winkler@us.army.mil
19B. NAME OF CONTRACTOR NUGEN MOBILITY INC		19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED
BY	/s/ ERIC TAKAMURA	23-Sep-2009	BY	/s/ CHRISTI L. WINKLER	25-Sep-2009
	(Signature of person authorized to sign)			(Signature of Contracting Officer)
NSN 7540-01-152-8069	26-107	STANDARD FORM 26 (REV. 12/2002)

Previous edition is usable	GPO 1985 O - 469-794	Prescribed by GSA
FAR (48 CFR) 53.214(a)

W911QX-09-C-0114

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001			Lot		$748,000.00

 SBIR PHASE II, TOPIC #: OSD06-EP2
 COST
 The contractor shall perform research and development for an Innovative Motor and Generator Technology in accordance with Section C, Statement of Work.
FOB: Destination
PURCHASE REQUEST NUMBER: W71B7J83386020
THOMAS PODLESAK (301) 394-2293

				ESTIMATED COST	$748,000.00

	ACRN AA CIN: W71B7J833860200001				$0.00
See Exhibit A

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000101			Lot		$0.00
	FUNDING FOR CLIN 0001 COST FOB: Destination PURCHASE REQUEST NUMBER: W71B7J83386020 THOMAS PODLESAK (301) 394-2293
				ESTIMATED COST	$0.00

	ACRN AA CIN: W71B7J83386020				$381,000.00

W911QX-09-C-0114

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002					NSP
	DATA COST The Contractor shall provide data in accordance with Section J, Exhibit A, DD Forms 1423. FOB: Destination PURCHASE REQUEST NUMBER: W71B7J83386020 THOMAS PODLESAK (301) 394-2293
				ESTIMATED COST	$0.00

	ACRN AA CIN: W71B7J833860200002				$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003					NSP

 CONTRACTOR MANPOWER REPORTING
 COST
 The Contractor shall report in accordance with the Statement of Work, paragraph entitled, "Contractor Manpower Reporting" for Requesting Activity UIC W262AA.
FOB: Destination
PURCHASE REQUEST NUMBER: W71B7J83386020
THOMAS PODLESAK (301) 394-2293

				ESTIMATED COST	$0.00

	ACRN AA CIN: W71B7J833860200003				$0.00

CLAUSES INCORPORATED BY FULL TEXT

52.004-4409  RDECOMAC POINT OF CONTACT (JUL 2004)

The RDECOMAC point of contact for this action is:

Contract Specialist:	Antonia C. Jack
Telephone Number:	301 394-1203
Fax Number:	301 394-4910
Email:	Antonia.Jack@arl.army.mil

W911QX-09-C-0114

(End of clause)

CLAUSES INCORPORATED BY FULL TEXT

52.004-4412 CONTRACTING OFFICER’S REPRESENTATIVE (COR) (DEC 2002)

The COR appointed to this contract is identified below. See formal letter of appointment for authorized duties/responsibilities.

COR Name:	Thomas Podlesak
COR Telephone:	301 394-2293
COR Email address:	tpodlesak@arl.army.mil

(End of clause)

CLAUSES INCORPORATED BY FULL TEXT

52.016-4407  TYPE OF CONTRACT (SEP 1999)

This is a Cost type of contract.

(End of clause)

CLAUSES INCORPORATED BY FULL TEXT

52.032-4421  INCREMENTAL FUNDING - PERFORMANCE PERIOD (SEP 1999)

This contract is incrementally funded.  The amount presently available for payment and allotted to the contract is $381,000.  It is estimated that the allotted funds will cover all areas of contract performance for the period from award of contract through 12 months.

(End of clause)

CONFIDENTIAL PORTIONS OF THIS AGREEMENT DESIGNATED BY ASTERISKS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

W911QX-09-C-0114

Section C - Descriptions and Specifications

STATEMENT OF WORK

Statement of Work

Innovative Motor and Generator Technologies

SBIR Phase II

C.1	SCOPE:

The Contractor shall demonstrate ***** technology for Rotational Electric Machines (REMs), commonly known as electric generators and motors, to the Army Research Laboratory (ARL) and to Office of the Secretary of Defense (OSD).   The program shall be divided into two (2) major Demonstrations. The purpose of this division is to maximize success by first demonstrating a 15kW REM with ***** and then demonstrating a larger 60kW REM with *****.  The proposed progressive power level demonstrations (15kW/60kW) shall be applied to a mobility system.  The objectives of each demonstration are discussed in the following section.

C.2	OBJECTIVE:

C.2.1 Demonstration 1.

C.2.1.1 The Contractor shall produce two (2) prototype REMs with ***** and controllers that are rated for 15kW continuous power. The Contractor shall target *****. The Contractor shall ensure that within this power level, ***** shall be used to optimize efficiency for a High-torque/Low-speed mode and a Lower-torque/high-speed mode.

C.2.1.2 The Contractor shall select the ***** for the application.

C.2.1.3 The Contractor shall develop or modify firmware code for an existing Controller so that it will drive the above REM and control *****.

C.2.1.4 The Contractor shall validate the prototype for performance and reliability, both on test stand and as a propulsion device a demonstration vehicle.  The Contractor shall ensure that Demonstration 1 results in REMs that are ready for production and commercialization.

C 2.2 Demonstration 2.

C.2.2.1 The Contractor shall produce a single 60kW prototype REM with ***** and controller. The Contractor shall target ***** for this prototype.

C.2.2.2 The Contractor shall address and validate scalability.

C.2.2.3 The Contractor shall validate the prototype for performance and reliability.

C.2.2.4 The Contractor shall finalize documentation in preparation for production and commercialization.

CONFIDENTIAL PORTIONS OF THIS AGREEMENT DESIGNATED BY ASTERISKS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

W911QX-09-C-0114

C.2.2.5 The Contractor shall deliver three (3) prototypes, two (2) 15 kW and one (1) 60 kW, to the ARL Contracting Officer’s Representative (COR).

C.3 Deliverables:

C.3.1	15 kW REMs

C.3.1.1 The Contractor shall test both 15kw REM prototypes on the bench and dynamometer to demonstrate performance, flexibility and scalability of the ***** for 15kW and 60kW applications.

C.3.1.2 The Contractor shall demonstrate, at the Contractor’s facility, the 15kW system on a vehicle targeted for their commercialization opportunity.  The Contractor shall maintain ownership of the vehicle, but deliver both the 15kW motor and controller for Government ownership, along with a spare, for a total of two (2) REMs and controllers

C.3.2	60 kW REM

C.3.2.1 The Contractor shall demonstratethe 60kW system, at the Contractor’s facility, limiting the demonstration to the dynamometer testing and analyses that verify scalability and expected performance.  The Contractor shall ensure that the unit is fully operational and delivered for subsequent integration, by Government personnel, into a Government platform.

C.3.2.2 The Contractor shall ensure that the deliverables for Phase II include the test results from both bench tests and vehicle testing for 15kW system.

C 4	REPORTING REQUIREMENTS:

C.4.1 Monthly Status Report.

The Contractor shall provide monthly status reports to the COR in electronic form. The Contractor shall ensure that the monthly status reports include current funding level, expenditures, commitments, any uncommitted funding, technical progress, planned activities, any issues and recommendations.  The Contractor shall ensure that monthly status report are unclassified and in a portable document format (PDF) or Microsoft Word for the COR to review. The Contractor shall provide draft documentation and allow at least 30 days for review and comments. The Contractor shall then incorporate the comments/modifications within 30 days and provide a final version of each report.   The Contractor shall deliver the status report with the first 45 days after contract award and the 15th of the month thereafter.

C.4.2.  On Site Reviews

The Contractor shall conduct a series of project reviews, beginning with a kickoff meeting at ARL, Adelphi Laboratory Center, within 30 days of contract award and at intervals not to exceed six (6) months thereafter, culminating with a final review at the end of the contract period.

W911QX-09-C-0114

C.4.3. Interim Annual and Final Reports

The Contractor shall furnish an Interim Annual Report, summarizing the accomplishments of the first year of the program, one (1) year after award and a Final Report, summarizing the accomplishments of the entire program, to coincide with the end of the program.  The Contractor shall provide draft documentation and allow at least 30 days for review and comments. The Contractor shall then incorporate the comments and modifications within 30 days and provide a final version of each report.  The Contractor shall deliver the draft Final Report 60 days before program end, in order to allow for review and revision.  The Government will have 30 days to provide the Contractor with any comments/modifications.  The Contractor shall deliver the Final Report upon completion of the contract.

C.4.4.   Report Format

Contractor format for the above listed reports is acceptable.  All reports/documents must be marked with the following distribution statement:

DISTRIBUTION STATEMENT B:  Distribution authorized to U.S. Government agencies only in order to protect information not owned by the U.S. Government and protected by a contractor’s "limited rights" statement, or received with the understanding that it not be routinely transmitted outside the U.S. Government.  Other requests for this document shall be referred to the Army Research Laboratory, ATTN: RDRL-SED-E (Dr. Thomas F. Podlesak), U.S. Army Research Laboratory, 2800 Powder Mill Road, Adelphi, MD, 20783-1197.

C.5 CONTRACTING MANPOWER STATEMENT:

The Office of the Assistant Secretary of the Army (Manpower & Reserve Affairs) operates and maintains a secure Army data collection site where the contractor shall report ALL contractor manpower (including all subcontractor manpower) required for performance of this contract. The contractor is required to completely fill in all the information in the format using the following web address https://cmra.army..mil ..

The required information includes:

(1) Contracting Office, Contracting Officer, Contracting Officer's Technical Representative;

(2) Contract number, including task order and delivery order number;

(3) Beginning and ending dates covered by reporting period;

(4) Contractor name, address, phone number email address identify of contractor employee entering data;

(5) Estimated direct labor hours (including sub-contractors);

(6) Estimated direct labor dollars paid this reporting period (including subcontractors);

(7) Total payments (including sub-contractors);

(8) Predominant Federal Service Code (FSC) reflecting services provided by contractor (and separate predominant FSC for each sub-contractor if different);

(9) Estimated data collection cost;

(10) Organizational title associated with the Unit Identification Code (UIC) for the Army Requiring Activity (the Army Requiring Activity is responsible for providing the contractor with its UIC for the purposes of reporting this information);

(11) Locations where contractor and sub-contractors perform the work (specified by zip code in the United States and nearest city, country, when in an overseas location using standardized nomenclature provided on website);

(12) Presence of deployment or contingency contract language; and

(13) Number of contractor and sub-contractor employees deployed in theater this reporting period (by country).

W911QX-09-C-0114

Reporting period will be the period of performance not to exceed 12 months ending September 30 of each government fiscal year and must be reported by 31 October of each calendar year. Contractors may use a direct XML data transfer to the database server or fill in the fields on the website. The XML direct transfer is a format for transferring files from a contractor's systems to the secure web site without the need for separate data entries for each required data element at the web site. The specific formats for the XML direct transfer may be downloaded from the web site.

W911QX-09-C-0114

Section D - Packaging and Marking

SECTION D
D.1.	Preservation, Packing and Packaging shall be of a standard commercial type providing for damage-free shipment to destination

(End of Clause)

W911QX-09-C-0114

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
000101	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government
0003	Destination	Government	Destination	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-8	Inspection Of Research And Development Cost Reimbursement	MAY 2001
52.246-9	Inspection Of Research And Development (Short Form)	APR 1984

CLAUSES INCORPORATED BY FULL TEXT

52.046-4400  GOVERNMENT INSPECTION AND ACCEPTANCE (SEP 1999)

Government Inspection and Acceptance shall be performed at Adelphi Laboratory Center, 2800 Powdermill Road, Adelphi, Maryland, 20783 by an authorized Government Representative or COR.

(End of clause)

W911QX-09-C-0114

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	POP 25-SEP-2009 TO 26-SEP-2011	N/A	US ARMY RESEARCH LABORATORY THOMAS PODLESAK 2800 POWDER MILL RD ADELPHI MD 20783-1197 301-394-2293 FOB: Destination	W71B7J

000101	POP 25-SEP-2009 TO 26-SEP-2011	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	W71B7J

0002	POP 25-SEP-2009 TO 26-SEP-2011	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	W71B7J

0003	POP 25-SEP-2009 TO 26-SEP-2011	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	W71B7J

CLAUSES INCORPORATED BY REFERENCE

52.242-15 Alt I	Stop-Work Order (Aug 1989) - Alternate I	APR 1984
52.242-17	Government Delay Of Work	APR 1984

CLAUSES INCORPORATED BY FULL TEXT

52.027-4400  DELIVERY OF DATA ITEMS (JUL 2003)

All technical data shall be delivered in accordance with the DD 1423s attached to Section J of this contract.  Data items which require distribution to DTIC shall be mailed to the following address:

Defense Technical Information Center (DTIC)
ATTN:  DTIC-OCA (PAT MAWBY)
8725 John J. Kingman Road, Suite 0944
Ft. Belvoir, VA 22060-6218

(End of clause)

W911QX-09-C-0114

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 9780400110106N6N7C60605502D8Z255YADSBIRW71B7J833860208DTSBRS18129
AMOUNT: $381,000.00
CIN W71B7J83386020: $381,000.00
CIN W71B7J833860200001: $0.00
CIN W71B7J833860200002: $0.00
CIN W71B7J833860200003: $0.00

CLAUSES INCORPORATED BY REFERENCE

252.232-7003	Electronic Submission of Payment Requests	MAR 2007

CLAUSES INCORPORATED BY FULL TEXT

52.032-4417  NOTICE TO PAYMENT OFFICE (SEP 1999)

          Payments shall be disbursed in accordance with this Section G herein.  This Section associates specific ACRNs with specific CLINs.  In the event a CLIN contains multiple ACRNs, payments shall be disbursed on a "first expiring funds" basis, unless otherwise specified.

(End of clause)

52.032-4429        PAYMENT AND INVOICE INSTRUCTIONS  (COST TYPE CONTRACTS) (SEP 2007)

The Army Research Laboratory utilizes the new Department of Defense (DoD) Wide Area Workflow Receipt and Acceptance (WAWF) system. This web based system located at https://wawf.eb.mil provides the technology for government contractors and authorized DoD personnel to generate, capture and process receipt and payment-related documentation in a paperless environment Invoices for supplies/services rendered under this contract shall be submitted electronically through WAWF Submission of hard copy DD250/Invoice/Public Vouchers (SF1034) will no longer be accepted for payment.

It is recommended that the person in your company designated as the Central Contractor Registration (CCR) Electronic Business (EB) Point of Contact (POC) and anyone responsible for the submission of invoices, use the online training system for WAWF at http://wawftraining.com
The Vendor, Group Administrator (GAM), and sections marked with an asterisk in the training system should be reviewed. Vendor Quick Reference Guides are also available at http://www.acquisition.navy.mil/navyaos/content/view/full/3521/).

The most useful guides are “Getting Started for Vendors”, “WAWF Vendor Guide”, and “Creating a Cost Voucher Invoice.”

W911QX-09-C-0114

The designated CCR EB POC is responsible for activating the company’s CAGE code on WAWF by calling 1-866-618-5988. Once the company is activated, the CCR EB POC will self-register on the WAWF and follow the instructions for a group administrator. After the company is set-upon WAWF, any additional persons responsible for submitting invoices must self-register at the WAWF https://wawf.eb.mil.

When processing a specific invoice, the following required information should automatically fill-in via WAWF; if it does not fill-in, include the following:

Issue By DODAAC: W911QX

Admin DODAAC: S2101A

Pay DODAAC: HQ0338

DCAA Auditor DODAAC: HAA310

Service Approver DODAAC: S2101A

When processing a specific invoice, there is a requirement for ADDITIONAL EMAIL NOTIFICATIONS including
1. Dr. Thomas Podlesak; 301 394-2293, email: tpodlesak@arl.army.mil
2. RDECOMAC-Adelphi@arl.army.mil

After self-registering and logging on to the WAWF system to process a specific invoice, click on the plus sign next to the word “Vendor” and then click on the “Create New Document” link. Enter the contract number, cage code, and Pay DODAAC (above) and hit submit. Select the “Cost Voucher” invoice type within WAWF-RA. This type of invoice fulfills any requirement for submission of the Material Inspection and Receiving Report, DD Form 250. Back up documentation, 5MB limit, can be included and attached to the invoice in WAWF under the “Misc Info” tab. Fill-in all applicable information under each tab. Take special care when you enter Line Item information - the Line Item tab is where you will detail your request for payment and material/services that were provided based upon the contract.

Be sure to fill in the following two informational items exactly as they appear in the contract:

Item Number: If the contract schedule has more than one ACRN listed as sub items under the applicable Contract Line Item Number (CLIN), use the 6 character separately identified Sub Line Item Number (CLIN) (e.g. – 0001AA) or Informational SLIN (e.g. – 000101), otherwise use the 4 character CLIN (e.g. – 0001).
ACRN: Fill-in the applicable 2 alpha character ACRN that is associated with the SLIN or CLIN. (Note – DO NOT INVOICE FOR MORE THAN IS STILL AVAILABLE UNDER ANY ACRN).

After all required information is included, click on the “Submit” button under the “Header” tab.

“INFORMATIONAL ASIDE:  Special Payment Instructions for CLIN/SLINs with Multiple ACRNs/Lines of Accounting: (Note – since WAWF does not accept the use of multiple ACRNs for any single CLIN or SLIN on one invoice; multiple invoices may have to be used (the sytem will prompt this) - use the WAWF “Line Item” “Description” area to note the use of multiple invoices).

For all invoices submitted against CLINs with multiple Accounting Classification Reference Numbers (ACRNs), the billing shall be paid from the earliest Fiscal Year (FY) Appropriation first.  Fiscal Year is determined from the 3rd character in the “Appropriation (Critical)” part (Block 6B) of the Line of Accounting on the Financial Accounting Data Sheet of the contract. In the event there are multiple ACRNs with the same FY of appropriation, billings shall be proportionally billed to all ACRNs for that FY in the same ratio that the ACRNs are obligated.

Helpful Note: Shipment Number format should be three alpha and 4 numeric (e.g., SER0001).

W911QX-09-C-0114

Note: The contractor shall submit invoices for payment per contract terms and the Government shall process invoices for payment per contract terms.

If you have any questions regarding the WAWF, please contact the Army WAWF Assistance Line at (toll free) 1-866-598-3560”.

(END OF PROVISION)

W911QX-09-C-0114

Section H - Special Contract Requirements

CLAUSES INCORPORATED BY FULL TEXT

52.005-4401 RELEASE OF INFORMATION BY MANUFACTURERS, RESEARCH ORGANIZATIONS, EDUCATIONAL INSTITUTIONS, AND OTHER COMMERCIAL ENTITIES HOLDING ARMY CONTRACTS (AUG 2006)

Army Regulation AR 360-1, para 5-48 and Appendix D, prescribes Department of the Army policies on the review and clearance of materials proposed for release to the public by all entities holding Army contracts and/or assistance instruments.  This clause is intended to provide safeguards against the accidental release of proprietary or classified information.

The contractor shall forward the information proposed for public release, along with a cover transmittal letter, identifying the contract/instrument number, the specific information to be released, the medium to be used, and the purpose of the release, to the cognizant Contracting Officer’s Representative.  The Government will have no longer than sixty (60) calendar days to review the proposed release of information.  During this 60-day period, the contractor and the Government agree to confer and consult with each other to ensure that no proprietary or classified information is released.

The contractor shall assure that an acknowledgment of Government support and disclaimer of Government endorsement as set forth below shall appear on each publication or presentation of material based on or developed under this program.  These statements shall appear either on the title/first page or the final page of such documents -

"The research reported in this document/presentation was performed in connection with contract/instrument W911QX-09-C-0114 with the U.S. Army Research Laboratory.  The views and conclusions contained in this document/presentation are those of the authors and should not be interpreted as presenting the official policies or position, either expressed or implied, of the U.S. Army Research Laboratory or the U.S. Government unless so designated by other authorized documents.  Citation of manufacturer’s or trade names does not constitute an official endorsement or approval of the use thereof.  The U.S. Government is authorized to reproduce and distribute reprints for Government purposes notwithstanding any copyright notation hereon."

(End of clause)

52.028-4400  REQUIRED INSURANCE COVERAGE (AUG 1999)

         Pursuant to the clause entitled "Insurance - Work on a Government Installation", FAR 52.228-5, or the clause entitled "Insurance - Liability to Third Persons", FAR 52.228-7, the Contractor shall procure and maintain the following kinds of insurance coverage in the amounts herein indicated, throughout the period of performance under this contract.

         (a)  The Contractor shall comply with the Workmen's Compensation statute of the State(s) where work is to be performed.

         (b)  Employer's Liability Insurance $       100,000.00.

         (c)  General Liability Insurance (Comprehensive)

(1) Bodily injury	$ 500,000.00	per accident

W911QX-09-C-0114

         (d)  Automobile Liability Insurance (Comprehensive)

(1) Bodily injury	$ 200,000.00	per person
	$ 500,000.00	per accident
(2) Property damage	$ 50,000.00	per accident

(End of clause)

52.032-4400  LIMITATION OF COST/LIMITATION OF FUNDS (AUG 1999)

         This contract is incrementally funded.  The Contract Clauses Section hereof include both of the FAR clauses at 52.232-20, "Limitation of Cost", and 52.232-22, "Limitation of Funds".  The latter clause is operative as long as this contract is incrementally funded.  If and when the contract becomes fully funded, the "Limitation of Cost" clause shall become effective and the "Limitation of Funds" clause shall cease to be operative.

 (End of clause)

52.046-4401  KEY PERSONNEL (FEB 2000)

The Contractor shall notify the Government in the event of a transition (replacing or removal) of key personnel (those individuals addressed in the Contractors proposal) working under this contract.  The Government reserves the right to review the qualifications of any Contractor personnel proposed to replace existing personnel and accept/reject the individual based on its judgement that the individual can perform similarly as the transitioned personnel.

(End of clause)

W911QX-09-C-0114

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2005
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	JUL 2006
52.209-6	Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	SEP 2006
52.215-2	Audit and Records—Negotiation	JUN 1999
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-11	Price Reduction for Defective Cost or Pricing Data—Modifications	OCT 1997
52.215-12	Subcontractor Cost or Pricing Data	OCT 1997
52.215-13	Subcontractor Cost or Pricing Data—Modifications	OCT 1997
52.215-14 Alt I	Integrity of Unit Prices (Oct 1997) - Alternate I	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	OCT 2004
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data—Modifications	OCT 1997
52.216-8	Fixed Fee	MAR 1997
52.219-6	Notice Of Total Small Business Set-Aside	JUN 2003
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.222-3	Convict Labor	JUN 2003
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	SEP 2006
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.225-13	Restrictions on Certain Foreign Purchases	FEB 2006
52.226-1	Utilization Of Indian Organizations And Indian-Owned Economic Enterprises	JUN 2000
52.227-1 Alt I	Authorization And Consent (Jul 1995) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	AUG 1996
52.228-7	Insurance—Liability To Third Persons	MAR 1996

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52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-17	Interest	JUN 1996
52.232-20	Limitation Of Cost	APR 1984
52.232-22	Limitation Of Funds	APR 1984
52.232-23	Assignment Of Claims	JAN 1986
52.232-25 Alt I	Prompt Payment (Oct 2003) Alternate I	FEB 2002
52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3 Alt I	Protest After Award (Aug 1996) - Alternate I	JUN 1985
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	MAY 2001
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.243-2 Alt V	Changes—Cost-Reimbursement (Aug 1987) - Alternate V	APR 1984
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	MAR 2007
52.245-1	Government Property	JUN 2007
52.245-9	Use And Charges	JUN 2007
52.246-25	Limitation Of Liability—Services	FEB 1997
52.247-67	Submission Of Transportation Documents For Audit	FEB 2006
52.249-6	Termination (Cost Reimbursement)	MAY 2004
52.249-14	Excusable Delays	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer's Representative	DEC 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2004
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	NOV 2003
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.215-7000	Pricing Adjustments	DEC 1991
252.215-7002	Cost Estimating System Requirements	DEC 2006
252.225-7001	Buy American Act And Balance Of Payments Program	JUN 2005
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7012	Preference For Certain Domestic Commodities	JAN 2007
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7018	Rights in Noncommercial Technical Data and Computer Software—Small Business Innovation Research (SBIR) Program	JUN 1995
252.227-7019	Validation of Asserted Restrictions—Computer Software	JUN 1995
252.227-7030	Technical Data—Withholding Of Payment	MAR 2000
252.227-7034	Patents—Subcontracts	APR 1984
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.227-7039	Patents—Reporting Of Subject Inventions	APR 1990
252.231-7000	Supplemental Cost Principles	DEC 1991
252.235-7011	Final Scientific or Technical Report	NOV 2004
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000

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CLAUSES INCORPORATED BY FULL TEXT

52.216-7     ALLOWABLE COST AND PAYMENT (DEC 2002)

(a) Invoicing.

(1) The Government will make payments to the Contractor when requested as work progresses, but (except for small business concerns) not more often than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Federal Acquisition Regulation (FAR) subpart 31.2 in effect on the date of this contract and the terms of this contract. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.

(2) Contract financing payments are not subject to the interest penalty provisions of the Prompt Payment Act. Interim payments made prior to the final payment under the contract are contract financing payments, except interim payments if this contract contains Alternate I to the clause at 52.232-25.

(3) The designated payment office will make interim payments for contract financing on the 30th day after the designated billing office receives a proper payment request.

In the event that the Government requires an audit or other review of a specific payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the specified due date.

(b) Reimbursing costs. (1) For the purpose of reimbursing allowable costs (except as provided in subparagraph (b)(2) of the clause, with respect to pension, deferred profit sharing, and employee stock ownership plan contributions), the term "costs" includes only—

(i) Those recorded costs that, at the time of the request for reimbursement, the Contractor has paid by cash, check, or other form of actual payment for items or services purchased directly for the contract;

(ii) When the Contractor is not delinquent in paying costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for—

(A) Supplies and services purchased directly for the contract and associated financing payments to subcontractors, provided payments determined due will be made—

(1) In accordance with the terms and conditions of a subcontract or invoice; and

(2) Ordinarily within 30 days of the submission of the Contractor's payment request to the Government;

(B) Materials issued from the Contractor's inventory and placed in the production process for use on the contract;

(C) Direct labor;

(D) Direct travel;

(E) Other direct in-house costs; and

(F) Properly allocable and allowable indirect costs, as shown in the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

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(iii) The amount of financing payments that have been paid by cash, check, or other forms of payment to subcontractors.

(2) Accrued costs of Contractor contributions under employee pension plans shall be excluded until actually paid unless—

(i) The Contractor's practice is to make contributions to the retirement fund quarterly or more frequently; and

(ii) The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractor's indirect costs for payment purposes).

(3) Notwithstanding the audit and adjustment of invoices or vouchers under paragraph (g) of this clause, allowable indirect costs under this contract shall be obtained by applying indirect cost rates established in accordance with paragraph (d) of this clause.

(4) Any statements in specifications or other documents incorporated in this contract by reference designating performance of services or furnishing of materials at the Contractor's expense or at no cost to the Government shall be disregarded for purposes of cost-reimbursement under this clause.

(c) Small business concerns. A small business concern may receive more frequent payments than every 2 weeks.

(d) Final indirect cost rates. (1) Final annual indirect cost rates and the appropriate bases shall be established in accordance with Subpart 42.7 of the Federal Acquisition Regulation (FAR) in effect for the period covered by the indirect cost rate proposal.

(2)(i) The Contractor shall submit an adequate final indirect cost rate proposal to the Contracting Officer (or cognizant Federal agency official) and auditor within the 6-month period following the expiration of each of its fiscal years. Reasonable extensions, for exceptional circumstances only, may be requested in writing by the Contractor and granted in writing by the Contracting Officer. The Contractor shall support its proposal with adequate supporting data.

(ii) The proposed rates shall be based on the Contractor's actual cost experience for that period. The appropriate Government representative and the Contractor shall establish the final indirect cost rates as promptly as practical after receipt of the Contractor's proposal.

(3) The Contractor and the appropriate Government representative shall execute a written understanding setting forth the final indirect cost rates. The understanding shall specify (i) the agreed-upon final annual indirect cost rates, (ii) the bases to which the rates apply, (iii) the periods for which the rates apply, (iv) any specific indirect cost items treated as direct costs in the settlement, and (v) the affected contract and/or subcontract, identifying any with advance agreements or special terms and the applicable rates. The understanding shall not change any monetary ceiling, contract obligation, or specific cost allowance or disallowance provided for in this contract. The understanding is incorporated into this contract upon execution.

(4) Failure by the parties to agree on a final annual indirect cost rate shall be a dispute within the meaning of the Disputes clause.

(5) Within 120 days (or longer period if approved in writing by the Contracting Officer) after settlement of the final annual indirect cost rates for all years of a physically complete contract, the Contractor shall submit a completion invoice or voucher to reflect the settled amounts and rates.

(6)(i) If the Contractor fails to submit a completion invoice or voucher within the time specified in paragraph (d)(5) of this clause, the Contracting Officer may—

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(A) Determine the amounts due to the Contractor under the contract; and

(B) Record this determination in a unilateral modification to the contract.

(ii) This determination constitutes the final decision of the Contracting Officer in accordance with the Disputes clause.

(e) Billing rates. Until final annual indirect cost rates are established for any period, the Government shall reimburse the Contractor at billing rates established by the Contracting Officer or by an authorized representative (the cognizant auditor), subject to adjustment when the final rates are established. These billing rates—

(1) Shall be the anticipated final rates; and

(2) May be prospectively or retroactively revised by mutual agreement, at either party's request, to prevent substantial overpayment or underpayment.

(f) Quick-closeout procedures. Quick-closeout procedures are applicable when the conditions in FAR 42.708(a) are satisfied.

(g) Audit. At any time or times before final payment, the Contracting Officer may have the Contractor's invoices or vouchers and statements of cost audited. Any payment may be (1) Reduced by amounts found by the Contracting Officer not to constitute allowable costs or (2) Adjusted for prior overpayments or underpayments.

(h) Final payment. (1) Upon approval of a completion invoice or voucher submitted by the Contractor in accordance with paragraph (d)(4) of this clause, and upon the Contractor's compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

(2) The Contractor shall pay to the Government any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the Contractor or any assignee under this contract, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Government. Reasonable expenses incurred by the Contractor for securing refunds, rebates, credits, or other amounts shall be allowable costs if approved by the Contracting Officer. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver—

(i) An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract; and

(ii) A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except—

(A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

(B) Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract; provided, that the claims are not known to the Contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the Contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier; and

(C) Claims for reimbursement of costs, including reasonable incidental expenses, incurred by the Contractor under the patent clauses of this contract, excluding, however, any expenses arising from the Contractor's indemnification of the Government against patent liability.

(End of clause)

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52.222-2      PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed zero or the overtime premium is paid for work —

(1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

(2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

(3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

(4) That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall—

(1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

(2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

(3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

(4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

(End of clause)

52.227-11    PATENT RIGHTS—RETENTION BY THE CONTRACTOR (SHORT FORM) (JUN 1997)

(a) Definitions.

(1) "Invention" means any invention or discovery which is or may be patentable or otherwise protectable under title 35 of the United States Code, or any novel variety of plant which is or may be protected under the Plant Variety Protection Act (7 U.S.C. 2321, et seq.).

(2) "Made" when used in relation to any invention means the conception or first actual reduction to practice of such invention.

(3) "Nonprofit organization" means a university or other institution of higher education or an organization of the type described in section 501(c)(3) of the Internal Revenue Code of 1954 (26 U.S.C. 501(c)) and exempt from taxation under section 501(a) of the Internal Revenue Code (26 U.S.C. 501(a)) or any nonprofit scientific or educational organization qualified under a state nonprofit organization statute.

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(4) "Practical application" means to manufacture, in the case of a composition of product; to practice, in the case of a process or method, or to operate, in the case of a machine or system; and, in each case, under such conditions as to establish that the invention is being utilized and that is benefits are, to the extent permitted by law or Government regulations, available to the public on reasonable terms.

(5) "Small business firm" means a small business concern as defined at section 2 of Pub. L. 85-536 (15 U.S.C. 632) and implementing regulations of the Administrator of the Small Business Administration. For the purpose of this clause, the size standards for small business concerns involved in Government procurement and subcontracting at 13 CFR 121.3-8 and 13 CFR 121.3-12, respectively, will be used.

(6) "Subject invention" means any invention of the contractor conceived or first actually reduced to practice in the performance of work under this contract, provided that in the case of a variety of plant, the date of determination (as defined in section 41(d) of the Plant Variety Protection Act, 7 U.S.C. 2401(d)) must also occur during the period of contract performance.

(b) Allocation of principal rights. The Contractor may retain the entire right, title, and interest throughout the world to each subject invention subject to the provisions of this clause and 35 U.S.C. 203. With respect to any subject invention in which the Contractor retains title, the Federal Government shall have a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on behalf of the United States the subject invention throughout the world.

(c) Invention disclosure, election of title, and filing of patent application by Contractor. (1) The Contractor will disclose each subject invention to the Federal agency within 2 months after the inventor discloses it in writing to Contractor personnel responsible for patent matters. The disclosure to the agency shall be in the form of a written report and shall identify the contract under which the invention was made and the inventor(s). It shall be sufficiently complete in technical detail to convey a clear understanding to the extent known at the time of the disclosure, of the nature, purpose, operation, and the physical, chemical, biological or electrical characteristics of the invention. The disclosure shall also identify any publication, on sale or public use of the invention and whether a manuscript describing the invention has been submitted for publication and, if so, whether it has been accepted for publication at the time of disclosure. In addition, after disclosure to the agency, the Contractor will promptly notify the agency of the acceptance of any manuscript describing the invention for publication or of any on sale or public use planned by the Contractor.

(2) The Contractor will elect in writing whether or not to retain title to any such invention by notifying the Federal agency within 2 years of disclosure to the Federal agency. However, in any case where publication, on sale or public use has initiated the 1-year statutory period wherein valid patent protection can still be obtained in the United States, the period for election of title may be shortened by the agency to a date that is no more than 60 days prior to the end of the statutory period.

(3) The Contractor will file its initial patent application on a subject invention to which it elects to retain title within 1 year after election of title or, if earlier, prior to the end of any statutory period wherein valid patent protection can be obtained in the United States after a publication, on sale, or public use. The Contractor will file patent applications in additional countries or international patent offices within either 10 months of the corresponding initial patent application or 6 months from the date permission is granted by the Commissioner of Patents and Trademarks to file foreign patent applications where such filing has been prohibited by a Secrecy Order.

(4) Requests for extension of the time for disclosure election, and filing under subparagraphs (c)(1), (2), and (3) of this clause may, at the discretion of the agency, be granted.

(d) Conditions when the Government may obtain title. The Contractor will convey to the Federal agency, upon written request, title to any subject invention—

(1) If the Contractor fails to disclose or elect title to the subject invention within the times specified in paragraph (c) of this clause, or elects not to retain title; provided, that the agency may only request title within 60 days after learning of the failure of the Contractor to disclose or elect within the specified times.

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(2) In those countries in which the Contractor fails to file patent applications within the times specified in paragraph (c) of this clause; provided, however, that if the Contractor has filed a patent application in a country after the times specified in paragraph (c) of this clause, but prior to its receipt of the written request of the Federal agency, the Contractor shall continue to retain title in that country.

(3) In any country in which the Contractor decides not to continue the prosecution of any application for, to pay the maintenance fees on, or defend in reexamination or opposition proceeding on, a patent on a subject invention.

(e) Minimum rights to Contractor and protection of the Contractor right to file. (1) The Contractor will retain a nonexclusive royalty-free license throughout the world in each subject invention to which the Government obtains title, except if the Contractor fails to disclose the invention within the times specified in paragraph (c) of this clause. The Contractor's license extends to its domestic subsidiary and affiliates, if any, within the corporate structure of which the Contractor is a party and includes the right to grant sublicenses of the same scope to the extent the Contractor was legally obligated to do so at the time the contract was awarded. The license is transferable only with the approval of the Federal agency, except when transferred to the successor of that part of the Contractor's business to which the invention pertains.

(2) The Contractor's domestic license may be revoked or modified by the funding Federal agency to the extent necessary to achieve expeditious practical application of subject invention pursuant to an application for an exclusive license submitted in accordance with applicable provisions at 37 CFR Part 404 and agency licensing regulations (if any). This license will not be revoked in that field of use or the geographical areas in which the Contractor has achieved practical application and continues to make the benefits of the invention reasonably accessible to the public. The license in any foreign country may be revoked or modified at the discretion of the funding Federal agency to the extent the Contractor, its licensees, or the domestic subsidiaries or affiliates have failed to achieve practical application in that foreign country.

(3) Before revocation or modification of the license, the funding Federal agency will furnish the Contractor a written notice of its intention to revoke or modify the license, and the Contractor will be allowed 30 days (or such other time as may be authorized by the funding Federal agency for good cause shown by the Contractor) after the notice to show cause why the license should not be revoked or modified. The Contractor has the right to appeal, in accordance with applicable regulations in 37 CFR Part 404 and agency regulations, if any, concerning the licensing of Government-owned inventions, any decision concerning the revocation or modification of the license.

(f) Contractor action to protect the Government's interest. (1) The Contractor agrees to execute or to have executed and promptly deliver to the Federal agency all instruments necessary to (i) establish or confirm the rights the Government has throughout the world in those subject inventions to which the Contractor elects to retain title, and (ii) convey title to the Federal agency when requested under paragraph (d) of this clause and to enable the Government to obtain patent protection throughout the world in that subject invention.

(2) The Contractor agrees to require, by written agreement, its employees, other than clerical and nontechnical employees, to disclose promptly in writing to personnel identified as responsible for the administration of patent matters and in a format suggested by the Contractor each subject invention made under contract in order that the Contractor can comply with the disclosure provisions of paragraph (c) of this clause, and to execute all papers necessary to file patent applications on subject inventions and to establish the Government's rights in the subject inventions. This disclosure format should require, as a minimum, the information required by subparagraph (c)(1) of this clause. The Contractor shall instruct such employees, through employee agreements or other suitable educational programs, on the importance of reporting inventions in sufficient time to permit the filing of patent applications prior to U.S. or foreign statutory bars.

(3) The Contractor will notify the Federal agency of any decisions not to continue the prosecution of a patent application, pay maintenance fees, or defend in a reexamination or opposition proceeding on a patent, in any country, not less than 30 days before the expiration of the response period required by the relevant patent office.

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(4) The Contractor agrees to include, within the specification of any United States patent application and any patent issuing thereon covering a subject invention, the following statement, "This invention was made with Government support under (identify the contract) awarded by (identify the Federal agency). The Government has certain rights in the invention."

(g) Subcontracts. (1) The Contractor will include this clause, suitably modified to identify the parties, in all subcontracts, regardless of tier, for experimental, developmental, or research work to be performed by a small business firm or domestic nonprofit organization. The subcontractor will retain all rights provided for the Contractor in this clause, and the Contractor will not, as part of the consideration for awarding the subcontract, obtain rights in the subcontractor's subject inventions.

(2) The Contractor will include in all other subcontracts, regardless of tier, for experimental, developmental, or research work the patent rights clause required by Subpart 27.3.

(3) In the case of subcontracts, at any tier, the agency, subcontractor, and the Contractor agree that the mutual obligations of the parties created by this clause constitute a contract between the subcontractor and the Federal agency with respect to the matters covered by the clause; provided, however, that nothing in this paragraph is intended to confer any jurisdiction under the Contract Disputes Act in connection with proceedings under paragraph (j) of this clause.

(h) Reporting on utilization of subject inventions. The Contractor agrees to submit, on request, periodic reports no more frequently than annually on the utilization of a subject invention or on efforts at obtaining such utilization that are being made by the Contractor or its licensees or assignees. Such reports shall include information regarding the status of development, date of first commercial sale or use, gross royalties received by the Contractor, and such other data and information as the agency may reasonably specify. The Contractor also agrees to provide additional reports as may be requested by the agency in connection with any march-in proceeding undertaken by the agency in accordance with paragraph (j) of this clause. As required by 35 U.S.C. 202(c)(5), the agency agrees it will not disclose such information to persons outside the Government without permission of the Contractor.

(i) Preference for United States industry. Notwithstanding any other provision of this clause, the Contractor agrees that neither it nor any assignee will grant to any person the exclusive right to use or sell any subject invention in the United States unless such person agrees that any product embodying the subject invention or produced through the use of the subject invention will be manufactured substantially in the United States. However, in individual cases, the requirement for such an agreement may be waived by the Federal agency upon a showing by the Contractor or its assignee that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States or that under the circumstances domestic manufacture is not commercially feasible.

(j) March-in rights. The Contractor agrees that, with respect to any subject invention in which it has acquired title, the Federal agency has the right in accordance with the procedures in 37 CFR 401.6 and any supplemental regulations of the agency to require the Contractor, an assignee or exclusive licensee of a subject invention to grant a nonexclusive, partially exclusive, or exclusive license in any field of use to a responsible applicant or applicants, upon terms that are reasonable under the circumstances, and if the Contractor, assignee, or exclusive licensee refuses such a request the Federal agency has the right to grant such a license itself if the Federal agency determines that—

(1) Such action is necessary because the Contractor or assignee has not taken, or is not expected to take within a reasonable time, effective steps to achieve practical application of the subject invention in such field of use;

(2) Such action is necessary to alleviate health or safety needs which are not reasonably satisfied by the Contractor, assignee, or their licensees;

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(3) Such action is necessary to meet requirements for public use specified by Federal regulations and such requirements are not reasonably satisfied by the Contractor, assignee, or licensees; or

(4) Such action is necessary because the agreement required by paragraph (i) of this clause has not been obtained or waived or because a licensee of the exclusive right to use or sell any subject invention in the United States is in breach of such agreement.

(k) Special provisions for contracts with nonprofit organizations. If the Contractor is a nonprofit organization, it agrees that—

(1) Rights to a subject invention in the United States may not be assigned without the approval of the Federal agency, except where such assignment is made to an organization which has as one of its primary functions the management of inventions; provided, that such assignee will be subject to the same provisions as the Contractor;

(2) The Contractor will share royalties collected on a subject invention with the inventor, including Federal employee co-inventors (when the agency deems it appropriate) when the subject invention is assigned in accordance with 35 U.S.C. 202(e) and 37 CFR 401.10;

(3) The balance of any royalties or income earned by the Contractor with respect to subject inventions, after payment of expenses (including payments to inventors) incidental to the administration of subject inventions will be utilized for the support of scientific research or education; and

(4) It will make efforts that are reasonable under the circumstances to attract licensees of subject inventions that are small business firms, and that it will give a preference to a small business firm when licensing a subject invention if the Contractor determines that the small business firm has a plan or proposal for marketing the invention which, if executed, is equally as likely to bring the invention to practical application as any plans or proposals from applicants that are not small business firms; provided, that the Contractor is also satisfied that the small business firm has the capability and resources to carry out its plan or proposal. The decision whether to give a preference in any specific case will be at the discretion of the contractor. However, the Contractor agrees that the Secretary of Commerce may review the Contractor's licensing program and decisions regarding small business applicants, and the Contractor will negotiate changes to its licensing policies, procedures, or practices with the Secretary of Commerce when the Secretary's review discloses that the Contractor could take reasonable steps to more effectively implement the requirements of this subparagraph (k)(4).

(l) Communications.

None Applicable.

(End of clause)

52.244-2      SUBCONTRACTS (JUN 2007)

(a) Definitions. As used in this clause—

Approved purchasing system means a Contractor's purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).

Consent to subcontract means the Contracting Officer's written consent for the Contractor to enter into a particular subcontract.

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Subcontract means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(b) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (c) or (d) of this clause.

(c) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that—

(1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2) Is fixed-price and exceeds—

(i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or

(ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(d) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer’s written consent before placing the following subcontracts:

None Applicable.

(e)(1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (b), (c), or (d) of this clause, including the following information:

(i) A description of the supplies or services to be subcontracted.

(ii) Identification of the type of subcontract to be used.

(iii) Identification of the proposed subcontractor.

(iv) The proposed subcontract price.

(v) The subcontractor’s current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

(vi) The subcontractor’s Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii) A negotiation memorandum reflecting—

(A) The principal elements of the subcontract price negotiations;

(B) The most significant considerations controlling establishment of initial or revised prices;

(C) The reason cost or pricing data were or were not required;

W911QX-09-C-0114

(D) The extent, if any, to which the Contractor did not rely on the subcontractor’s cost or pricing data in determining the price objective and in negotiating the final price;

(E) The extent to which it was recognized in the negotiation that the subcontractor’s cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F) The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and

(G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2) The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (c), (d), or (e) of this clause.

(f) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor’s purchasing system shall constitute a determination—

(1) Of the acceptability of any subcontract terms or conditions;

(2) Of the allowability of any cost under this contract; or

(3) To relieve the Contractor of any responsibility for performing this contract.

(g) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).

(h) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(i) The Government reserves the right to review the Contractor’s purchasing system as set forth in FAR Subpart 44.3.

(j) Paragraphs (c) and (e) of this clause do not apply to the following subcontracts, which were evaluated during negotiations:

Not Applicable.

(End of clause)

52.247-1      COMMERCIAL BILL OF LADING NOTATIONS (FEB 2006)

When the Contracting Officer authorizes supplies to be shipped on a commercial bill of lading and the Contractor will be reimbursed these transportation costs as direct allowable costs, the Contractor shall ensure before shipment is made that the commercial shipping documents are annotated with either of the following notations, as appropriate:

W911QX-09-C-0114

(a) If the Government is shown as the consignor or the consignee, the annotation shall be:

"Transportation is for the Department of Defense and the actual total transportation charges paid to the carrier(s) by the consignor or consignee are assignable to, and shall be reimbursed by, the Government."

(b) If the Government is not shown as the consignor or the consignee, the annotation shall be:

"Transportation is for the Department of Defense and the actual total transportation charges paid to the carrier(s) by the consignor or consignee shall be reimbursed by the Government, pursuant to cost-reimbursement contract no. W911QX-09-C-0114.  This may be confirmed by contacting DCM – Maryland, 217 East Red Wood Street, Suite 1800, Baltimore, MD 21202-5299."

(End of clause)

52.252-2      CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://farsite.hill.af.mil/VFDFARa.htm
http://www.arnet.gov/far

(End of clause)

252.235-7010     Acknowledgment of Support and Disclaimer.  (MAY 1995)

(a) The Contractor shall include an acknowledgment of the Government's support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the U.S. Army, Research, Development and Engineering Command (RDECOM) Contracting Center under Contract No. W911QX-09-C-0114.

(b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the U.S. Army, Research, Development and Engineering Command (RDECOM) Contracting Center.

W911QX-09-C-0114

Section J - List of Documents, Exhibits and Other Attachments

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Exhibit A	DD Form 1423 & Report Cover Page	7	24-JUL-2009
Attachment 1	Evidence of Bilateral Award	1

DD 1423 CDRL

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collecton of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-1088).  Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.  Please do not return your form to the above organization.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO. CLIN 0002		B. EXHIBIT A	C. CATEGORY: TDP_____ TM ______ OTHER: MGMT
D. SYSTEM/ITEM INNOVATIVE MOTOR AND GENERATOR TECHNOLOGIES		E. CONTRACT/PR NO. W911QX-09-C-0114	F. CONTRACTOR NUGEN MOBILITY, INC.
1. DATA ITEM NO. A001	2. TITLE OF DATA ITEM STATUS REPORT		3. SUBTITLE MONTHLY STATUS REPORTS
4. AUTHORITY (Data Acquisition Document No.) < /font> DI-MGMT-80368A		5. CONTRACT REFERENCE SOW C.4.1		6. REQUIRING OFFICE RDRL-SED-E
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED B	10. FREQUENCY MONTHLY	12. DATE OF FIRST SUBMISSION NLT 45 DAYS ACA	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE N/A		11. AS OF DATE N/A	13. DATE OF SUBSEQUENT SUBMISSION SEE BLK 16		Draft	Final
						Reg	Repro
16. REMARKS BLK 4: IN ADDITION TO PAPER COPIES, EACH REPORT SHALL BE DELIVERED ELECTRONICALLY IN A MEDIA SELECTED BY THE GOVERNMENT AT TIME OF DELIVERY. MEDIA TYPES WHICH CAN BE ACCEPTED INCLUDE: FTP (FILE TRANSFER PROTOCOL), CD-ROM, DVD-ROM AND USB THUMB DRIVE. BLK 13: SUBSEQUENT SUBMISSIONS SHALL BE MADE NLT THE 10TH DAY OF THE MONTH FOLLOWING THE PERIOD OF PERFORMANCE REPORTING ON.				CCRD-AD-PO	0	0	0
				COPY OF LTR	0	0	0
				RDRL-SED-E	0	1	1

				15. TOTAL	0	1	1
G. PREPARED BY THOMAS PODLESAK		H. DATE 24 June 2009	I. APPROVED BY NORMAN LEKANG		J. DATE 24 June 2009
DD FORM 1423-1, FEB 2001                                                         PREVIOUS EDITION MAY BE USED.            Page  1 of  5      Pages

W911QX-09-C-0114

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collecton of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-1088).  Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.  Please do not return your form to the above organization.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO. CLIN 0002		B. EXHIBIT A	C. CATEGORY: TDP_____ TM ______ OTHER: MISC
D. SYSTEM/ITEM INNOVATIVE MOTOR AND GENERATOR TECHNOLOGIES		E. CONTRACT/PR NO. W911QX-09-C-0114	F. CONTRACTOR NUGEN MOBILITY, INC.
1. DATA ITEM NO. A003	2. TITLE OF DATA ITEM SCIENTIFIC AND TECHNICAL REPORTS SUMMARY		3. SUBTITLE INTERIM ANNUAL REPORT
4. AUTHORITY (Data Acquisition Document No.) DI-MISC-80048		5. CONTRACT REFERENCE SOW C.4.3		6. REQUIRING OFFICE RDRL-SED-E
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED B	10. FREQUENCY 1-TIME	12. DATE OF FIRST SUBMISSION NLT 12 MONTHS ACA	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE N/A		11. AS OF DATE N/A	13. DATE OF SUBSEQUENT SUBMISSION N/A		Draft	Final
						Reg	Repro
16. REMARKS				CCRD-AD-PO	0	0	0
				COPY OF LTR	0	0	0
BLK 4: IN ADDITION TO PAPER COPIES, EACH REPORT SHALL BE DELIVERED ELECTRONICALLY IN A MEDIA SELECTED BY THE GOVERNMENT AT TIME OF DELIVERY. MEDIA TYPES WHICH CAN BE ACCEPTED INCLUDE: FTP (FILE TRANSFER PROTOCOL), CD-ROM, DVD-ROM AND USB THUMB DRIVE.				RDRL-SED-E	0	1	1

				15. TOTAL	0	1	1
G. PREPARED BY THOMAS PODLESAK		H. DATE 24 June 2009	I. APPROVED BY NORMAN LEKANG		J. DATE 24 June 2009

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED.	Page 3 of 5 Pages

W911QX-09-C-0114

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collecton of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-1088).  Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.  Please do not return your form to the above organization.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO. CLIN 0002		B. EXHIBIT A	C. CATEGORY: TDP_____ TM ______ OTHER: MISC
D. SYSTEM/ITEM INNOVATIVE MOTOR AND GENERATOR TECHNOLOGIES		E. CONTRACT/PR NO. W911QX-09-C-0114	F. CONTRACTOR NUGEN MOBILITY, INC.
1. DATA ITEM NO. A004	2. TITLE OF DATA ITEM SCIENTIFIC AND TECHNICAL REPORTS		3. SUBTITLE FINAL REPORT
4. AUTHORITY (Data Acquisition Document No.) DI-MISC-80711A (T)		5. CONTRACT REFERENCE SOW C.4.3		6. REQUIRING OFFICE RDRL-SED-E
7. DD 250 REQ DD	9. DIST STATEMENT REQUIRED B	10. FREQUENCY ONE/R	12. DATE OF FIRST SUBMISSION NLT 30 DAYS PEOC	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE N/A	13. DATE OF SUBSEQUENT SUBMISSION SEE BLK 16		Draft	Final
						Reg	Repro
16. REMARKS
BLK 4:  DELETE PARAGRAPH 10.2.  CONTRACTOR FORMAT IS ACCEPTABLE.  IN ADDITION TO PAPER COPIES,
EACH REPORT SHALL BE DELIVERED ELECTRONICALLY IN A MEDIA SELECTED BY THE GOVERNMENT  AT
TIME OF DELIVERY.  MEDIA TYPES WHICH CAN BE ACCEPTED INCLUDE:  FTP (FILE TRANSFER PROTOCOL),
CD-ROM, DVD-ROM AND USB THUMB DRIVE.

BLK 8 AND 12:  THE GOVERNMENT REQUIRES 15 DAYS TO REVIEW/COMMENT ON THE DRAFT SUBMISSION.

BLK 13:  FINAL SUBMISSION DUE NLT 15 DAYS AFTER RECEIPT OF GOVERNMENT COMMENTS.

CONTRACTOR SHALL SUBMIT FINAL REPORT WITH COVER AND REVERSE COVER PAGE DEPICTING INFORMATION AS SHOWN ON ATTACHMENT 1 AND ATTACHMENT 2.  THE CONTRACTOR'S REPORT NUMBER IS 960.  REPORT NUMBER SHALL BE AFFIXED APPROXIMATELY AS SHOWN.  UNDER CONTRACT NUMBER ADD FOR COTR:

UNITED STATES ARMY RESEARCH LABORATORY
RDRL-SED-E (THOMAS PODLESAK)
2800 POWDER MILL ROAD
ADELPHI MD 20783-1197

DTIC REPORT COPY TO BE SENT TO:

DEFENSE TECHNICAL INFORMATION CENTER (DTIC)
8725 JOHN J. KINGMAN ROAD, SUITE 0944
ATTN:  DTIC-OCA (PAT MAWBY)
FORT BELVOIR, VA 22060

SBIR PROGRAM OFFICE COPY TO BE SENT TO:

US ARMY RESEARCH, DEVELOPMENT AND ENGINEERING COMMAND (RDECOM)
ATTN:  SBIR PROGRAM OFFICE-FINAL REPORTS
6000 6TH STREET, SUITE 100
FORT BELVOIR, VA 22060-5608

				CCRD-AD-PO	0	1	0
				DTIC	0	1	1
				RDRL-SED-E	1	1	1
				SBIR PROGRAM OFFICE	0	0	1

				15. TOTAL	1	3	3

G. PREPARED BY THOMAS PODLESAK		H. DATE 24 June 2009	I. APPROVED BY NORMAN LEKANG		J. DATE 24 June 2009

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED.	Page 4 of 5 Pages

W911QX-09-C-0114

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collecton of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-1088).  Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.  Please do not return your form to the above organization.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO. CLIN 0002		B. EXHIBIT A	C. CATEGORY: TDP_____ TM ______ OTHER:
D. SYSTEM/ITEM INNOVATIVE MOTOR AND GENERATOR TECHNOLOGIES		E. CONTRACT/PR NO. W911QX-09-C-0114	F. CONTRACTOR NUGEN MOBILITY, INC.
1. DATA ITEM NO. A00	2. TITLE OF DATA ITEM		3. SUBTITLE
4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE RDRL-SED-E
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED B	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE N/A		11. AS OF DATE N/A	13. DATE OF SUBSEQUENT SUBMISSION SEE BLK 16		Draft	Final
						Reg	Repro
16. REMARKS				CCRD-AD-PO
COPY OF LTR
RDRL-SED-E

15. TOTAL
G. PREPARED BY THOMAS PODLESAK		H. DATE	I. APPROVED BY NORMAN LEKANG		J. DATE

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED.	Page 5 of 5 Pages

W911QX-09-C-0114

EXHIBIT A – ATTACHMENT 1

ARMY RESEARCH LABORATORY

Report Title Goes Here
Any Subtitles Go Here

By Some Author and Another Author

ARL-CR-XXX	Month XXXX

Prepared by

Whatever Technology Corporation
0000 Research Drive
Anywhere, ST  20006-1000

Under contract

DAAD17-XX-C-XXXX

DISTRIBUTION STATEMENT GOES HERE

W911QX-09-C-0114

EXHIBIT A – ATTACHMENT 2

The findings in this report are not to be construed as an official Department of the Army position unless so designated by other authorized documents.

Citation of manufacturer's or trade names does not constitute an official endorsement or approval of the use thereof.

DESTRUCTION NOTICE:  For classified documents, follow the procedures in DoD 5220.22-M, National Industrial Security Program Operating Manual, Chapter 5, Section 7.  For unclassified, limited documents, destroy by any method that will prevent disclosure of contents or reconstruction of the document.

BILATERAL AWD SIGNATURE